SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549
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                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
     December 23, 1996
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                    ICN Pharmaceuticals, Inc.
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       (Exact Name of Registrant as Specified in Charter)

Delaware               1-11397               33-0628076
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(State or Other       (Commission          (IRS Employer
Jurisdiction of       File Number)         Identification No.)
Incorporation)

3300 Hyland Avenue, Costa Mesa, California          92626
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(Address of Principal Executive Offices            (Zip Code)

Registrant's telephone, including area code (714) 545-0100
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                         N/A
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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          On December 23, 1996 (the "Closing Date"), Siemens
Medical Systems, Inc. ("Siemens Medical") sold 964,833 shares (the "Siemens Medical Shares") of common stock, par value $.01 per share, of ICN Pharmaceuticals, Inc. (the "Company") to certain accounts over which Palladin Group, L.P. exercises investment authority (collectively, the "Purchasers") at $19.50 per share (the "Siemens Medical Sale").

          The Siemens Medical Shares had initially been issued by the Company in July 1996 to Siemens Medical in consideration for the Company's acquisition of its Dosimetry Service division. In connection with such acquisition, the Company and Siemens Medical entered into an Undertaking Agreement (as amended, the "Undertaking Agreement") pursuant to which Siemens Medical had the right, prior to the consummation of the Siemens Medical Sale, to put the Siemens Medical Shares to the Company at $23.512493872 per share, plus interest at an annual interest rate (the "Interest Rate") equal to one percent plus the prime or reference rate of Bank of America, N.T. & S.A. for the period September 28, 1996 through (and including) December 23, 1996. Pursuant to the terms of the Undertaking Agreement, upon the consummation of the Siemens Medical Sale, the Company paid Siemens Medical $4,378,504.50, representing the sum of (i) the excess of $23.512493872 above $19.50 (the price per share received by Siemens Medical in the Siemens Medical Sale), times the number of Siemens Medical Shares and (ii) interest at the Interest Rate on $23.512493872, times the number of Siemens Medical Shares, from September 28, 1996 until the Closing Date. Under the terms of the Undertaking Agreement, Siemens Medical is required to return to the Company, without additional consideration, an aggregate of 227,931 shares of Common Stock which had been issued to Siemens Medical under the terms of the Undertaking Agreement.

          Conditioned upon the consummation of the Siemens Medical Sale, the Company entered into an agreement (the "Put Agreement") with the Purchasers pursuant to which (i) the Company issued to the Purchasers an aggregate of 100,000 additional shares of Common Stock (together with the Siemens Medical Shares, the "Purchaser Shares") and (ii) the Company granted the Purchasers the right to put (the "Put Right") 1,064,833 shares of Common Stock (the "Put Shares") to the Company at $30 per share (plus certain declared but unpaid dividends and other distributions on the Common Stock) on, and ending five business days after, January 10, 2000.

          Of the total of $5,144,499 received by the Company from the Purchaser pursuant to the Put Agreement, $4,378,504.50 was remitted to Siemens Medical to satisfy the Company's obligation to Siemens Medical under the Undertaking Agreement as described above. The exercisability of the Put Right is subject to acceleration under certain circumstances (the "Acceleration
Events"), including, without limitation, (i) the closing price of the Common Stock being $15.00 per share or less on any 20 trading days out of any 30 consecutive trading days on the New York Stock Exchange or other principal market or exchange on which the Common Stock is then traded (the "Principal Market"), (ii) the closing price of the Common Stock being $12 per share or less on the Principal Exchanges on any trading day or (iii) the occurrence of certain material adverse events with respect to the Company. If an Acceleration Event occurs, the exercise price of the Put Right would be $22.50 per share plus an incremental increase at the annual rate of 10% for the period from the Closing Date to the date of exercise of the Put Right (plus certain declared but unpaid dividends and other distributions on the Common Stock). The number of shares subject to the Put Right would be reduced by one third (1/3) during each of the three years after the Closing Date (but prior to any Acceleration Event) if certain closing price thresholds (the "Base Prices") for the Common Stock on the Principal Market are achieved during any 20 trading days out of any consecutive 30 trading days (provided that the aggregate number of shares of Common Stock traded during such 20 trading days exceed 2,000,000 shares): (i) $24.75 during the first year, (ii) $27.25 during the second year, and (iii) $30.00 during the third year and until the Put Right expires. The number of shares subject to the Put Right may also be reduced if the Purchaser sells any Purchaser Shares in excess of (i) $27.25 during the first year after the Closing Date, (ii) $32.25 during the second year after the Closing Date and (iii) $37.50 during the third year after the Closing Date and until the Put Right expires; provided that no such sale of shares will cause a reduction in the number of shares subject to the Put Right in any year in which the number of shares subject to the Put Right has been reduced by one third (1/3) as described above unless
Purchaser has sold more than 1/3 of the shares subject to the Put
Right during that year.

          In the event any Purchaser sells any Purchaser Shares prior to the expiration of the Put Right (but prior to any Acceleration Event) at a price in excess of the then applicable Base Price, such Purchaser is required to pay the Company one third (1/3) of the excess of the proceeds from such sale over the then applicable Base Price. In the event the Purchasers do not exercise the Put Right with respect to all the Put Shares at the time the Put Right expires and the closing price of the Common Stock on such date exceeds the applicable Base Price, the Purchasers are required to pay the Company one third (1/3) of such excess times the number of Shares then owned by the Purchasers.

The Put Right is non-assignable, except to certain accounts over which The Palladin Group, L.P. or the President of its general partner exercises investment discretion.

     The foregoing is a summary of the material terms of the Put Agreement. This summary is not a complete description of the Put Agreement and is qualified in its entirety by reference to the text of the Put Agreement, a copy of which is attached as Exhibit
(c)(1) hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.
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       (c)(1)  Agreement made as of the 23rd day of December 1996 by and among ICN Pharmaceuticals, Inc., a Delaware corporation, and those persons identified as purchasers on Schedule A annexed thereto.

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         ICN Pharmaceuticals, Inc.



December 24, 1996        By:  /s/ David C. Watt
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                              David C. Watt
                              Executive Vice President,
                              General Counsel and
                              Secretary